UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 7, 2008

STATION CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01	Exhibits

SIGNATURES

INDEX TO EXHIBITS

Exhibit 4.1

Credit Agreement dated as of February 7, 2008 by and among CV PropCo, LLC, each Lender from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book Running Manager.

i

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Senior Secured Credit Facility

Overview

On February 7, 2008, CV PropCo, LLC (the “Borrower”), a wholly-owned, indirect subsidiary of Station Casinos, Inc. (the “Company”), entered into a $250 million senior secured credit agreement with the lenders party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book Running Manager (the “Credit Agreement”).  At closing, $200 million was drawn and the proceeds were used to fund a distribution to the Company, establish an interest reserve and pay transaction expenses.  The Borrower has the option to request an additional $50 million under the Credit Agreement to purchase certain real property.

Transfer of real property

In connection with the financing of the loan (the “Loan”) under the Credit Agreement, two of the Company’s subsidiaries each transferred a land assemblage in the Las Vegas, Nevada metropolitan area and other related property (collectively, the “Real Property”), to a wholly-owned, direct subsidiary of the Company, which immediately prior to the closing of the Loan, transferred the Real Property to the Borrower.

Interest rate and fees

Interest on the Loan is equal to, at the Borrower’s option, (i) LIBOR plus 3.5% per annum or (ii) the Base Rate (as defined in the Credit Agreement) plus 2.5% per annum.

Amortization

Principal amounts outstanding under the Loan are due and payable in full on February 7, 2011.

Prepayments

The Loan may be prepaid in whole or in part without premium or penalty, subject to customary administrative provisions.

Guaranty and security

FCP Holding, Inc., Fertitta Partners LLC and FCP VoteCo, LLC (the “Guarantors”) executed a guaranty with respect to certain “recourse carve out” obligations of the Borrower.  In addition, the Guarantors and the Borrower executed an environmental indemnity of liabilities related to hazardous materials on the Real Property.  The Borrower has also entered into a swap that fixed the LIBOR interest rate at 2.97%.

The Loan is secured by, among other things, the following:

• a perfected first priority fee deed of trust on the Real Property;

• a first priority blanket assignment of all of the Borrower’s rights and interests under the leases and to the rents and profits payable to the Borrower as landlord/sublessor with respect to the Real Property;

• a first priority lien on all of the Borrower’s rights and interests under the interest rate hedge contracts;

• a first priority and perfected security interest in all of the Borrower’s bank accounts, including an interest reserve account for payment of debt service on the Loan and amounts due under the interest rate hedge contracts; and

• a first priority pledge of 100% of the equity interests in the Borrower.

Certain covenants and events of default

The Loan documents (the “Loan Documents”) contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Borrower’s ability to:

• incur additional indebtedness;

• create liens on assets;

• engage in mergers or consolidations;

• sell assets;

• pay dividends or make distributions;

• make investments, loans or advances;

• make certain acquisitions;

• engage in certain transactions with affiliates; and

• fundamentally change its business.

In addition, the Loan Documents require the Borrower to maintain a loan-to-value ratio of no more than 40% and also contain certain customary affirmative covenants and certain events of default.

The foregoing summary of the Credit Agreement, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is attached as Exhibit 4.1 and incorporated herein by reference.

Certain Relationships

The lenders and agents under the Credit Agreement, or their respective affiliates, have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.  In connection with the Company’s merger with FCP Acquisition Sub completed on November 7, 2007 (the “Merger”), Deutsche Bank Securities, Inc. and J.P. Morgan Securities Inc. provided financial advisory services to, and received financial advisory fees from Fertitta Colony Partners LLC, Fertitta Partners LLC and their respective affiliates.  Certain lenders and agents under the Credit Agreement, or their respective affiliates, were lenders and agents under a $900 million senior secured credit facility consisting of a revolving credit facility and a term loan facility that the Company entered into on November 7, 2007.  In addition, certain lenders under the Credit Agreement, or their affiliates, were lenders under the Company’s prior credit facilities that were repaid in connection with the Merger and received their pro rata portion of such repayment.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation under an Off0Balance Sheet Arrangement of a Registrant.

The information set forth in Section 1 of Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1

Credit Agreement dated as of February 7, 2008 by and among CV PropCo, LLC, each Lender from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book Running Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATION CASINOS, INC.

	By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President,
Chief Accounting Officer and Treasurer

Date: February 13, 2008

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 4.1

Credit Agreement dated as of February 7, 2008 by and among CV PropCo, LLC, each Lender from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book Running Manager.